                                                                                                    Exhibit 99.1

                                                      Scotia Pacific Company LLC
                                                 Timber Collateralized Notes due 2028

                                                    Monthly Noteholder Certificate

Terms used but not defined  herein have the meanings set forth in the  Indenture governing the Timber Notes.  This Monthly  Noteholder  Certificate  is delivered pursuant to Section 4.6 of the Indenture.

I. The following summarizes the Collection Account Disbursement on March 21,
2005 pursuant to the Indenture:

                                                                                                     Total
                                                                                            ------------------------

A. Payment of Expenses

1. Amount Transferred to Expense Reserve                                                           $2,910,408.93

2.       Payment of Trustee's, Collateral Agent's and Liquidity Providers' Expenses                        $0.00

B. Line of Credit or Liquidity Account

3. Payment of interest and principal on Advances under Line of Credit
         Agreement                                                                                 $3,452,922.74

4.       Transfer from Liquidity Account to Collection Account                                             $0.00

5. Required Liquidity Amount as of close of business on March
         21, 2005                                                                                 $55,936,171.28

6. Amount on deposit in the Liquidity Account as of close of business on
         March 21, 2005                                                                                    $0.00

7. Amount available under Line of Credit Agreement as of close of business
         on March 21, 2005                                                                        $15,555,564.16

8. Amount of outstanding Advances under Line of Credit Agreement as of close
         of business on March 21, 2005                                                            $40,380,607.12

C. Transfers to Payment Account, Liquidity Account or Expense Reserve

9.       Transfer to Payment Account Re: Monthly Deposit Amount 1                                          $0.00

10. Targeted Monthly Deposit Amount multiplied by Reinvestment Factor less,
         to the extent applicable, the Premium Provision Refundable Amount                         $9,536,278.16

11.      Shortfall, if any, in the Monthly Deposit Amount (No. (10) - (9) )                        $9,536,278.16

12. Transfer to Payment Account Re: Payments of interest and principal under
         Line of Credit Agreement following a Termination Advance 1                                        $0.00

13. Transfer to Liquidity Account (following a Termination Advance under Line
         of Credit Agreement)                                                                              $0.00

14.      Transfer to Payment Account Re: Premium Provision 1                                               $0.00

15. Additional transfer to Expense Reserve                                                                 $0.00

16. Transfer to Payment Account re: excess of Base Monthly Deposit Amount
         over Targeted Monthly Deposit Amount                                                              $0.00

17.      Additional Transfers to Payment Account 2                                                         $0.00

D. Additional Payments to Liquidity Providers

18. Payments of Additional Liquidity Provider Fees and/or Supplemental
         Liquidity Provider Interest to Liquidity Providers                                                $0.00

--------------------------------------------------------------------------------------- --- ------------------------

1    Amounts  in Nos.  (9),  (12),  (14) and (16) are the  lesser of the  amount computed  pursuant to the relevant formula or agreement and available cash.
     In the case of No. (9), any shortfall is set forth in No. (11). In the case of Nos. (12),  (14), and (16) the amount of the shortfall was $0.00,  $0.00 and $1,743,000.00 respectively.

2    Consists of voluntary transfer of $0.00.

                                                                                                     Total
                                                                                            ------------------------
E. Scheduled Amortization Reserve Account

19.      Transfer to Scheduled Amortization Reserve Account                                                $0.00

20. Required Scheduled Amortization Reserve Balance as of close of business
         on March 21, 2005                                                                       $118,976,000.00

21. Amount on deposit in the Scheduled Amortization Reserve Account as of
         close of business on March 21, 2005                                                      $77,989,190.98

22. Amount available under Scheduled Amortization Line of Credit Agreement as
         of close of business on March 21, 2005                                                            $0.00

23.      Amount of outstanding Scheduled Amortization Advances under Scheduled
         Line of Credit Agreement on March 21, 2005                                                        $0.00

F.       Transfer to Issuer

24. Release to Issuer                                                                                      $0.00

II.      Principal Balance of Timber Notes and Certain Additional Data With
         Respect to Amounts on Deposit in the Payment Account as of the close of business on the Monthly Deposit Date

                                                                                                     Per $1,000
                                                                                                     of original
                                                                                                      principal
                                                                                  Total                amount
                                                                            ------------------    ------------------

A.       Principal Balance

1.       Principal Balance of Timber Notes

         Class A-1 Timber Notes                                                $44,588,099.00               $277.46

         Class A-2 Timber Notes                                               $243,200,000.00             $1,000.00

         Class A-3 Timber Notes                                               $463,348,000.00             $1,000.00
                                                                            ------------------

         Total Principal Balance of Timber Notes                              $751,136,099.00                   N/A
                                                                            ==================

2.       Principal Balance if Timber Notes were paid in accordance with
         Scheduled Amortization

         Class A-1 Timber Notes                                                $44,588,099.00               $277.46

         Class A-2 Timber Notes                                               $243,200,000.00             $1,000.00

         Class A-3 Timber Notes                                               $463,348,000.00             $1,000.00
                                                                            ------------------

         Total Principal Balance if Timber Notes were paid in
         accordance with Scheduled Amortization                               $751,136,099.00                   N/A
                                                                            ==================

3.       Amount of Amortization, if any, ahead of (or behind) Scheduled
         Amortization (No. (1) - (2), or (2) - (1) ) for each Class of Timber
         Notes

         Class A-1 Timber Notes                                                         $0.00                 $0.00

         Class A-2 Timber Notes                                                         $0.00                 $0.00

         Class A-3 Timber Notes                                                         $0.00                 $0.00
                                                                            ------------------

         Total Amount of Amortization, if any, ahead of (or behind)
         Scheduled Amortization                                                         $0.00                   N/A
                                                                            ==================

B.           Certain Additional Data with Respect to Amounts on Deposit in the
             Payment Account

          Investors  should note that funds are applied from the Payment Account at six month intervals,  on each Note Payment Date. The following data reflects certain information with respect to amounts on deposit in the
          Payment  Account as of the close of business  on the  Monthly  Deposit
          Date to which this  Monthly  Noteholder  Certificate  relates.  Actual allocations of amounts in the Payment  Account to principal,  interest and  premium  will  be  made  only  on the  next  Note  Payment  Date.
          Accordingly, the following data does not necessarily represent, nor is it  intended  to  represent,  the  actual  allocations  to  principal, interest and premium, or the actual amounts which will be paid, on the next Note Payment Date.

          INVESTORS  SHOULD ALSO NOTE THAT THE FOLLOWING DATA IS NOT INTENDED TO
          REFLECT,  AND DOES NOT  REFLECT,  THE PRIORITY OF PAYMENTS ON THE NEXT
          NOTE PAYMENT  DATE.  THE PRIORITY OF PAYMENTS ON THE NEXT NOTE PAYMENT
          DATE IS EXPECTED TO BE AS FOLLOWS:3 (I) INTEREST  (EXCLUDING  INTEREST
          ON PREMIUMS) ON THE TIMBER NOTES, (II) MINIMUM PRINCIPAL  AMORTIZATION
          AMOUNT ON THE CLASS A-1 TIMBER  NOTES,  (III)  DEPLETION  AMORTIZATION
          AMOUNT TO BE PAID ON THE CLASS A-1  TIMBER  NOTES,  (IV)  INTEREST  ON
          PREMIUMS,  (V) PREPAYMENT PREMIUMS AND/OR DEFICIENCY PREMIUMS AND (VI)
          SCHEDULED  AMORTIZATION  AMOUNT  TO BE PAID ON THE  CLASS  A-1  TIMBER
          NOTES.  TO THE EXTENT THAT THE FUNDS  AVAILABLE IN THE PAYMENT ACCOUNT
          ARE INSUFFICIENT TO PAY IN FULL THE SCHEDULED  AMORTIZATION  AMOUNT ON
          THE  NEXT  NOTE  PAYMENT  DATE,   THE  REMAINDER  OF  SUCH   SCHEDULED
          AMORTIZATION  AMOUNT  IS  EXPECTED  TO  BE  PAID  FROM  THE  SCHEDULED
          AMORTIZATION RESERVE ACCOUNT.

3        If a Line of Credit Acceleration has occurred or an Acceleration Event under the Line of Credit exists on the Note Payment Date, all amounts owing to the Liquidity Providers (other than any Additional Liquidity
         Provider Fees and any Supplemental Liquidity Provider Interest) must be paid in full from the Payment Account before any other amounts may be paid from the Payment Account. In addition, if there has been a
         Termination Advance under a Line of Credit that has not been replaced, accrued interest and certain principal payments in respect of outstanding Advances under the Line of Credit will be paid from the
         Payment Account. No circumstance currently exists which would require any payments to the Liquidity Providers from the Payment Account, and the Issuer does not believe that such circumstances will exist, on the next Note Payment Date. Accordingly, the following information under this Section B is prepared on the assumption that no such circumstance will exist on the next Note Payment Date.

4.       Payment Account Balance                                                       $0.00                    N/A

5.       Accrued Interest (excluding interest on Premiums) to Monthly Deposit
         Date

         Class A-1 Timber Notes                                                   $486,753.41                 $3.03

         Class A-2 Timber Notes                                                 $2,881,920.00                $11.85

         Class A-3 Timber Notes                                                 $5,954,021.80                $12.85

6.       Accrued Interest on Premium to Monthly Deposit Date

         Class A-1 Timber Notes                                                         $0.00                 $0.00

         Class A-2 Timber Notes                                                         $0.00                 $0.00

         Class A-3 Timber Notes                                                         $0.00                 $0.00

7.       Accrued Prepayment, Non-Registration and/or Deficiency
         Premiums to Monthly Deposit Date                                               $0.00                   N/A

         The accrued Premiums, if any, consist of the following:

         Non-Registration Premiums:

                  Class A-1 Timber Notes                                                $0.00                 $0.00

                  Class A-2 Timber Notes                                                $0.00                 $0.00

                  Class A-3 Timber Notes                                                $0.00                 $0.00

8.       Amount Deposited to Payment Account since last Note Payment Date in respect of Prepayment Premium Provision less any Prepayment Provision
         Refundable Amounts since last Note
         Payment Date                                                                   $0.00                   N/A

9.       Excess of Payment Account Balance over total of amounts in
         Nos. (5) through (8) (or Deficiency)                                 $(9,322,695.21)                   N/A

10.      Aggregate Minimum Principal Amortization Amount for next Note
         Payment Date                                                                   $0.00                   N/A

11.      Excess of Payment Account Balance over total of amounts in
         Nos. (5) through (8) and (10) (or Deficiency)                       $(9,322,695.21)                   N/A

12.      Aggregate Scheduled Amortization Amount expected to be paid on the next
         Note Payment Date from the Payment Account and/or
         the Scheduled Amortization Reserve Account                             $8,014,609.00                   N/A

III.     Prevailing SBE Price Data for the Monthly Period preceding the Monthly
         Deposit Date

Old Growth Redwood                                                                                       $739 / Mbf

Young Growth Redwood                                                                                     $689 / Mbf

Old Growth Douglas Fir                                                                                   $349 / Mbf

Young Growth Douglas Fir                                                                                 $329 / Mbf

Whitewoods                                                                                               $119 / Mbf

Note:Assumes an average size-quality  category of 2.0 for old growth and 3.0 for young  growth and the  following  harvest  method  percentages:  Cat - 35%;
     Yarder/Skyline -60%; and Helicopter -5%